EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Central Jersey Bancorp (the “Company”) on Form 10-Q for the period ended September 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, Anthony Giordano, III, Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, do hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Report fully complies with the requirements of §13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, 15 U.S.C. §78m or 78o(d), and,

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2010	/s/ Anthony Giordano, III
Anthony Giordano, III
Senior Executive Vice President, Chief
Financial Officer, Treasurer and
Assistant Secretary